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                                                                    EXHIBIT 23.2


The Board of Directors
Air-Cure Technologies, Inc.:


We consent to the use of our report incorporated herein by reference.


                                        /s/  KPMG Peat Marwick LLP
                                             ---------------------
                                             KPMG Peat Marwick LLP

July 19, 1996
Houston, Texas